UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ■
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
■	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

FS BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
■	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FS BANCORP, INC. Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

FS BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 21, 2026
2:00 p.m. Local Time

1st Security Bank Administrative Office
6920 220th Street SW
Mountlake Terrace, Washington

Directions to the FS Bancorp, Inc. annual meeting are available in the proxy statement which can be viewed at https://investorrelations.fsbwa.com/annual-report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 21, 2026

Notice is hereby given that the annual meeting of shareholders of FS Bancorp, Inc. will be held at the 1st Security Bank Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 21, 2026, at 2:00 p.m., local time.

FS Bancorp, Inc. has elected to provide the materials electronically to reduce material waste and improve its environmental impact. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and 2025 Annual Report to Shareholders are available at https://investorrelations.fsbwa.com/annual-report

If you want to receive a paper copy or an email with links to the electronic proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 7, 2026 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of its director nominees, FOR Proposals 2, 3 and 4.

Proposal 1. Election of directors to serve for the terms indicated.
Three-year term:
01 Terri L. Degner 02 Mike Mansfield

Proposal 2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the proxy statement.

Proposal 3. Adoption of the FS. Bancorp, Inc. 2026 Equity Incentive Plan.

Proposal 4. Ratification of the Audit Committee's appointment of Baker Tilly US, LLP as the independent registered public accounting firm for FS Bancorp, Inc. for 2026.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/FSBW

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 20, 2026.
- Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned a proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and 2025 Annual Report to Shareholders, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/FSBW. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone telephone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with "FS Bancorp, Inc. Materials Request" in the subject line. The email must include:

- The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
- Your preference to receive printed materials via mail ***-or-*** to receive an email with links to the electronic materials.
- If you choose email delivery, you must include the email address.
- If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.

Important Information About this Notice of Availability of Proxy Materials

This Notice Regarding the Availability of Proxy Materials is provided to shareholders in place of the printed materials for the upcoming annual meeting of shareholders. You will not receive printed proxy materials unless you request them by following the instructions above.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice to request a paper copy of the proxy materials or an email with links to the electronic materials via phone, email or Internet.

FS BANCORP, INC.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

FS BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 21, 2026
2:00 p.m. Local Time

1st Security Bank Administrative Office
6920 220th Street SW
Mountlake Terrace, Washington

Directions to the FS Bancorp, Inc. annual meeting are available in the proxy statement which can be viewed at https://investorrelations.fsbwa.com/annual-report.

Nonqualified 2022 Stock Purchase Plan and 401(k) Plan Voter Authorization Notification

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 21, 2026

Notice is hereby given that the annual meeting of shareholders of FS Bancorp, Inc. will be held at the 1st Security Bank Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 21, 2026, at 2:00 p.m., local time.

FS Bancorp, Inc. has elected to provide the materials electronically to reduce material waste and improve its environmental impact. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and 2025 Annual Report to Shareholders are available at https://investorrelations.fsbwa.com/annual-report

If you want to receive a paper copy or an email with links to the electronic proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 7, 2026 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of its director nominees, FOR Proposals 2, 3 and 4.

Proposal 1. Election of directors to serve for the terms indicated.

Three-year term:

01 Terri L. Degner 02 Mike Mansfield

Proposal 2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the proxy statement.

Proposal 3. Adoption of the FS. Bancorp, Inc. 2026 Equity Incentive Plan.

Proposal 4. Ratification of the Audit Committee's appointment of Baker Tilly US, LLP as the independent registered public accounting firm for FS Bancorp, Inc. for 2026.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/FSBW

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 18, 2026.
- Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the Plan Administrator/Plan Trustee to vote your shares in the same manner as if you marked, signed, and returned a Vote Authorization Form.

To request paper copies of the proxy materials, which include the Vote Authorization Form, proxy statement and 2025 Annual Report to Shareholders, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/FSBW . Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone telephone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with "FS Bancorp, Inc. Materials Request" in the subject line. The email must include:

- The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
- Your preference to receive printed materials via mail ***-or-*** to receive an email with links to the electronic materials.
- If you choose email delivery, you must include the email address.
- If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.

Important Information About this Notice of Proxy Materials

This Notice Regarding the Availability of Proxy Materials is provided to shareholders in place of the printed materials for the upcoming annual meeting of shareholders. You will not receive printed proxy materials unless you request them by following the instructions above.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send notices, rather than printed proxy materials, to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the Vote Authorization Form, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice to request a paper copy of the proxy materials or an email with links to the electronic proxy materials via phone, email or Internet.